SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )
Filed by the Registrant [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X ]    Preliminary Proxy Statement                           [  ]     Confidential,  for  Use of the  Commission  Only
                                                                       (as permitted by Rule 14a-6(e)(2))
[  ]    Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           SCUDDER NEW ASIA FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[  ]    Fee paid previously with preliminary materials:

[  ]    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)      Date Filed:

[LOGO]                                                           345 Park Avenue
                                                        New York, New York 10154
                                                                  (800) 349-4281

Scudder New Asia Fund, Inc.                                    August 26, 2003
--------------------------------------------------------------------------------


To the Stockholders:

The Annual Meeting of Stockholders (the "Annual Meeting") of Scudder New Asia Fund, Inc. (the "Fund") is to be held at 1:00 p.m., Eastern time, on Wednesday, October 1, 2003, at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting and an envelope -- postage prepaid -- in which to return your proxy card are enclosed.

At the Annual Meeting, the stockholders will elect two Directors and consider one stockholder proposal, if properly presented to the Annual Meeting. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

Your Fund's Directors recommend that you vote in favor of the two nominees for Directors.

Respectfully,

/s/Nicholas Bratt                            /s/Richard T. Hale

Nicholas Bratt                               Richard T. Hale
President                                    Chairman of the Board









--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                          SCUDDER NEW ASIA FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of

Scudder New Asia Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders (the "Annual Meeting") of Scudder New Asia Fund, Inc. (the "Fund") has been called to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 1, 2003 at 1:00 p.m., Eastern time, for the following purposes:

        To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified; and

        To consider one stockholder proposal, if properly presented to the Annual Meeting.

The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

Holders of record of the shares of common stock of the Fund at the close of business on August 1, 2003 are entitled to vote at the meeting and any adjournments or postponements thereof.

By order of the Board of Directors,

/s/John Millette

John Millette,
Secretary

August 26, 2003










--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder New Asia Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager"), part of Deutsche Asset Management^1, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 1, 2003 at 1:00 p.m., Eastern time, and at any adjournments or postponements thereof (collectively, the "Meeting").

This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about August 26, 2003 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in accordance with the recommendations of the Board of Directors of the Fund as indicated in the Proxy Statement.

The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for the proposals, each of which requires the approval of a majority of the votes cast at the Meeting.

Holders of record of the common stock of the Fund at the close of business on August 1, 2003 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments thereof. There were 8,781,833 shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the year ended December 31, 2002 and a copy of the semiannual report for the six-month period ended June 30, 2003, without charge, by calling 800-349-4281 or 800-294-4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.

------------------------

^1 Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Bank Trust Company Americas (formerly Bankers Trust Co.), Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd. and Scudder Trust Company.

PROPOSAL I: ELECTION OF DIRECTORS

Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as Directors of the Fund to serve for a term of three years, or until their successors are duly elected and qualified. The nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. It is currently anticipated that Mr. Callander will resign from the Board on or about April 30, 2005.

Information Concerning Nominees

The following table sets forth certain information concerning each of the two nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Class III -- Nominees to serve until 2006 Annual Meeting of Stockholders:
---------
                          Present Office with the
                          Fund, if any; Principal            Dollar Range
                          Occupation or                      of Equity     Aggregate Dollar Range of Equity
                          Employment and           Year      Securities    Securities in All Registered
Name (Age)                Directorships            First     in the Fund   Investment Companies Overseen by
Address                   in Publicly Held         Became a  as of June    Director in Family of Investment
Interested Director       Companies                Director  30, 2003^1    Companies as of June 30, 2003^1
-------------------------------------------------------------------------------------------------------------

[PHOTO OMITTED]           President (since 1986);  2000^2    Over $100,000 Over $100,000
                          Managing Director of
Nicholas Bratt (55)*+     Deutsche Asset
c/o Deutsche Investment   Management; Director,
Management Americas Inc.  Korea Society (private
345 Park Avenue           society). Mr. Bratt
New York, NY 10154        serves on the boards of
                          three other funds
                          managed by DeIM.

-------------------------------------------------------------------------------------------------------------


                                       2

Class III-- Nominees to serve until 2006 Annual Meeting of Stockholders (continued):
---------

                          Present Office with the
                          Fund, if any; Principal            Dollar Range  Aggregate Dollar Range of Equity
                          Occupation or                      of Equity     Securities in All Registered
                          Employment and           Year      Securities    Investment Companies Overseen by
Name (Age)                Directorships            First     in the Fund   Director in the Family of
Address                   in Publicly Held         Became a  as of June    Investment Companies as of
Noninterested Director    Companies                Director  30, 2003^1    June 30, 2003^1
-------------------------------------------------------------------------------------------------------------

[PHOTO OMITTED]           Retired Vice Chairman,   1994      $1-$10,000    $50,001-$100,000
                          Chemical Banking
Robert J. Callander (72)  Corporation; Director,
c/o Deutsche Investment   ARAMARK Corporation
Management Americas Inc.  (food service); Member,
345 Park Avenue           Council on Foreign
New York, NY 10154        Relations; Previously
                          Visiting Professor/Executive-
                          in-Residence, Columbia
                          University Business School;
                          Formerly, Director,
                          Metropolitan Opera
                          Association and Barnes
                          Group, Inc. (manufacturing)
                          (until April 2001).
                          Mr. Callander serves on
                          the boards of three
                          other funds managed by
                          DeIM.

-------------------------------------------------------------------------------------------------------------

Information Concerning Continuing Directors

The Board of Directors is divided into three classes with each Director serving for a term of three years. The terms of Class I and II Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. It is currently anticipated that Mr. Luers will resign from the Board on or about April 30, 2005.

Class I -- Directors to serve until 2004 Annual Meeting of Stockholders:
------

                                                           Dollar Range
                       Present Office with the             of Equity      Aggregate Dollar Range of Equity
                       Fund, if any; Principal   Year      Securities in  Securities in All Registered
Name (Age)             Occupation or Employment  First     the Fund as    Investment Companies Overseen by
Address                and Directorships in      Became a  of June 30,    Director in Family of Investment
Interested Director    Publicly Held Companies   Director  2003^1         Companies as of June 30, 2003^1
-------------------------------------------------------------------------------------------------------------

[PHOTO OMITTED]        Managing Director,        2002      None           Over $100,000
                       Deutsche Bank Securities
Richard T. Hale        Inc. (formerly DB Alex.
(58)*+                 Brown LLC) and Deutsche
c/o Deutsche           Asset Management (1999 to
Investment Management  present); Director and
Americas Inc.          President, Investment
345 Park Avenue        Company Capital Corp.
New York, NY 10154     (registered investment
                       advisor) (1996 to
                       present); Director,
                       Deutsche Global Funds,
                       Ltd. (2000 to present),
                       CABEI Fund (2000 to
                       present), North American
                       Income Fund (2000 to
                       present); Director,
                       Scudder Global
                       Opportunities Fund (since
                       2003); Director/Officer
                       Deutsche/Scudder Mutual
                       Funds (various dates, 200
                       funds overseen);
                       President, Montgomery
                       Street Income Securities,
                       Inc. (2002 to present)
                       (registered investment
                       companies); Vice
                       President, Deutsche Asset
                       Management, Inc. (2000 to
                       present); formerly,
                       Director, ISI Family of
                       Funds (registered
                       investment companies; 4
                       funds overseen) (1992 to
                       1999); Managing Director,
                       DeIM (2003 to present).

-------------------------------------------------------------------------------------------------------------


                                       4

Class I -- Directors to serve until 2004 Annual Meeting of Stockholders (continued):
-------

                            Present Office with the
                            Fund, if any; Principal            Dollar Range
                            Occupation or                      of Equity     Aggregate Dollar Range of Equity
                            Employment and           Year      Securities    Securities in All Registered
Name (Age)                  Directorships            First     in the Fund   Investment Companies Overseen by
Address                     in Publicly Held         Became a  as of June    Director in Family of Investment
Noninterested Directors     Companies                Director  30, 2003^1    Companies as of June 30, 2003^1
---------------------------------------------------------------------------------------------------------------

[PHOTO OMITTED]             Clinical Professor of    1999      $1-$10,000    $50,001-$100,000
                            Finance, NYU Stern
Kenneth C. Froewiss (57)    School of Business,
c/o Deutsche Investment     Member, Finance Committee,
Management Americas Inc.    Association for Asia
345 Park Avenue             Studies; Formerly,
New York, NY 10154          Managing Director, J.P.
                            Morgan (investment banking
                            firm) (until 1996). Mr.
                            Froewiss serves on the
                            boards of three other
                            funds managed by DeIM.

---------------------------------------------------------------------------------------------------------------

                                       5

Class I -- Directors to serve until 2004 Annual Meeting of Stockholders (continued):
-------

                          Present Office with the
                          Fund, if any; Principal            Dollar Range
                          Occupation or                      of Equity     Aggregate Dollar Range of Equity
                          Employment and           Year      Securities    Securities in All Registered
Name (Age)                Directorships            First     in the Fund   Investment Companies Overseen by
Address                   in Publicly Held         Became a  as of June    Director in Family of Investment
Noninterested Directors   Companies                Director  30, 2003^1    Companies as of June 30, 2003^1
-------------------------------------------------------------------------------------------------------------

[PHOTO OMITTED]           For-Profit Corporate     2001      $1-$10,000    $1-$10,000
                          Boards: Director,
Susan Kaufman             Valero Energy
Purcell (61)c/o Deutsche  Corporation; Non-Profit
Investment Management     Organizations: Vice
Americas Inc.             President, Council of
345 Park Avenue           the Americas; Vice
New York, NY 10154        President, Americas
                          Society; Non-Profit
                          Directorships: Freedom
                          House, Foundation for
                          Management Education in
                          Central America (FMECA)
                          and National Endowment
                          for Democracy (until
                          1999); Member, Advisory
                          Board, The Inter-American
                          Foundation; Member,
                          Council on Foreign
                          Relations; and Member, The
                          Economic Club of New York
                          (private club). Previously
                          Member, Policy Planning
                          Staff, US Department of
                          State and Associate
                          Professor of Political
                          Science, University of
                          California, Los Angeles
                          (UCLA). Dr. Purcell serves
                          on the boards of three
                          other funds managed by
                          DeIM.

-------------------------------------------------------------------------------------------------------------


                                       6

Class II -- Directors to serve until 2005 Annual Meeting of Stockholders:
--------

                          Present Office with the
                          Fund, if any; Principal            Dollar Range  Aggregate Dollar Range of Equity
                          Occupation or                      of Equity     Securities in All Registered
                          Employment and           Year      Securities    Investment Companies Overseen
Name (Age)                Directorships            First     in the Fund   by Director in Family
Address                   in Publicly Held         Became a  as of June    of Investment Companies as
Noninterested Directors   Companies                Director  30, 2003^1    of June 30, 2003^1
-------------------------------------------------------------------------------------------------------------

[PHOTO OMITTED]           President and Chief      1998      $1-$10,000    $10,001-$50,000
                          Executive Officer,
William H. Luers (74)     United Nations
c/o Deutsche Investment   Association; Director,
Management                Wickes Lumber Company
Americas Inc.             (building materials),
345 Park Avenue           America Online Latin
New York, NY 10154        America; Member, Advisory
                          Board, The Trust for
                          Mutual Understanding;
                          Trustee: Rockefeller
                          Brothers Fund, Trustee
                          Advisory Council -- Appeal
                          of Conscience Foundation;
                          formerly, President,
                          Metropolitan Museum of Art
                          (1986-1999) (retired);
                          Director, StoryFirst
                          Communications, Inc. (owns
                          television and radio
                          stations in Russia and
                          Ukraine) (1996-1999), The
                          Eurasia Foundation
                          (2000-2002), IDEX
                          Corporation (liquid
                          handling equipment
                          manufacturer) (1991-2003);
                          Member, Executive
                          Committee and Board of
                          Directors, East-West
                          Institute (1998-2002). Mr.
                          Luers serves on the boards
                          of three other funds
                          managed by DeIM.

-------------------------------------------------------------------------------------------------------------

                                       7

Class II -- Directors to serve until 2005 Annual Meeting of Stockholders (continued):
--------

                          Present Office with the
                          Fund, if any; Principal            Dollar Range
                          Occupation or                      of Equity     Aggregate Dollar Range of Equity
                          Employment and           Year      Securities    Securities in All Registered
Name (Age)                Directorships            First     in the Fund   Investment Companies Overseen by
Address                   in Publicly Held         Became a  as of June    Director in Family of Investment
Noninterested Directors   Companies                Director  30, 2003^1    Companies as of June 30, 2003^1
-------------------------------------------------------------------------------------------------------------

[PHOTO OMITTED]           Director and Chief       2001      None          Over $100,000
                          Executive Officer, IMF
 Ronaldo A. da Frota      Editora Ltd. (financial
 Nogueira (65)            publisher); Chairman of
 c/o Deutsche Investment  the Certification
 Management Americas Inc. Committee and Director,
 345 Park Avenue          APIMEC Nacional
 New York, NY 10154       (Brazilian Association
                          of Investment
                          Professionals and
                          Analysts); Member,
                          Board of the
                          Association of
                          Certified International
                          Investment Analysts
                          (ACIIA). Mr. Nogueira
                          serves on the boards of
                          three other funds
                          managed by DeIM.

-------------------------------------------------------------------------------------------------------------


                                       8

Class II  -- Directors to serve until 2005 Annual Meeting of Stockholders (continued):
--------

                          Present Office with the
                          Fund, if any; Principal            Dollar Range
                          Occupation or                      of Equity     Aggregate Dollar Range of Equity
                          Employment and           Year      Securities    Securities in All Registered
Name (Age)                Directorships            First     in the Fund   Investment Companies Overseen by
Address                   in Publicly Held         Became a  as of June    Director in Family of Investment
Noninterested Directors   Companies                Director  30, 2003^1    Companies as of June 30, 2003^1
-------------------------------------------------------------------------------------------------------------
[PHOTO OMITTED]           Professor (formerly      1999      None          None
                          Dean, 1999-2001),
Kesop Yun (58)            College of Business
c/o Deutsche Investment   Administration, Seoul
Management Americas Inc.  National University,
345 Park Avenue           Seoul, Korea; Director,
New York, NY 10154        The Korea
                          Liberalisation Fund,
                          Inc. (U.K.)
                          (1996-1999); Visiting
                          Professor of London
                          Business School
                          (1997-98); President,
                          Korea Securities &
                          Economy Institute
                          (1994-95) and Korea Tax
                          Association (1994-95).
                          Mr. Yun serves on the
                          boards of three other
                          funds managed by DeIM.

                                                             68,623        Less than 1% of Shares of
All Directors and Officers as a group                        Shares        the Fund
-------------------------------------------------------------------------------------------------------------

* Director considered by the Fund and its counsel to be an "interested person" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, DeIM, or its affiliates, or the Fund's subadvisor, Deutsche Asset Management (Asia) Limited ("DeAMAL"). Mr. Bratt and Mr. Hale each is deemed to be an interested person because of his affiliation with the Fund's investment manager, DeIM, or its affiliates, or because he is an Officer of the Fund, or both.

+ Mr. Bratt and Mr. Hale are members of the Executive Committee of the Fund.

^1 The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

^2 Mr. Bratt previously served on the Board of Directors of the Fund from 1986 to 1997.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, require the fund's officers and directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

Based on a review of reports filed by the Fund's directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Exchange Act for the fiscal year ended December 31, 2002 were timely except that David Wasserman (a former Director of Zurich Scudder Investments, Inc.) filed a Form 3 late; Peng-Wah Choy, Jennifer Davies, James Goulding, Peter N.S. Hanbury, Annie Low, Chiong-Tuck Phoon, Brian Scullin, and Diane Williams each failed to file a Form 3 and Form 5; and Nicholas Bratt and Bruce Rosenblum each filed a Form 4 reporting an acquisition of securities late. Each person has since corrected his/her omission by making the necessary filing. As a convenience to the directors, the Investment Manager assists the directors in making their Section 16 filings.

According to a filing made with the SEC in February 2003, the following owned beneficially more than 5% of the Fund's outstanding stock:

Wachovia Corp., One First Union Center, 301 S. College Street, Charlotte, NC 28288 reported beneficial ownership of 1,283,600 shares, or 14.43% of the Fund's outstanding stock.

Except as noted above, to the best of the Fund's knowledge, as of June 30, 2003, no other person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Directors

James W. Morley, Robert G. Stone, Jr. and Wilson Nolen serve as Honorary Directors of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Messrs. Morley, Stone and Nolen had served as Directors of the Fund since 1986. Messrs. Morley, Stone and Nolen retired as Directors in 1993, 1994 and 1999, respectively, in accordance with the Board of Directors' retirement policy.

Committees of the Board -- Board Meetings

The Board of Directors of the Fund met six times during the year ended December 31, 2002. The Noninterested Directors (as defined below) also held two additional meetings with their counsel.

Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served as regular members, except Daniel Pierce, a former Director, who attended 50% of the meetings.

The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of DeIM ("Noninterested Directors") as defined in the 1940 Act, which met three times during the year ended December 31, 2002. The members of the Audit Committee are independent, as independence is defined in the listing standards of The New York Stock Exchange, Inc. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's audited annual financial statements, reviews the independent accountants' required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board, reviews matters related to the independence of the Fund's independent accountants and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A.

At a meeting held on July 9, 2003, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the year ending December 31, 2003. The Fund's financial statements for the year ended December 31, 2002 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP^1:

             Audit Fees                 Financial Information Systems             All Other Fees^2
                                       Design and Implementation Fees
-------------------------------------------------------------------------------------------------------------
              $91,700                                $0                              $19,143,000
-------------------------------------------------------------------------------------------------------------

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees for professional services rendered for the audit of the Fund for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, during the most recent calendar year provided to the Fund, DeIM and all entities controlling, controlled by, or under common control with DeIM that provide services to the Fund.

------------------------

^1 In addition to the amounts shown in the table, PricewaterhouseCoopers LLP billed fees during the year ended December 31, 2002 of approximately $6,451,350 for professional services rendered for audit and tax services provided to other DeIM-advised funds.

^2 All Other Fees includes $1,268,000 for services in connection with risk management, taxation, attest/agreed upon procedures, review of filings with the SEC and testing of internal controls for DeIM and other related entities that provide support for the operations of the funds.

The Fund's Audit Committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining
PricewaterhouseCoopers LLP's independence.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Committee Report

In connection with the audited financial statements as of and for the year ended December 31, 2002 included in the Fund's Annual Report for the year ended December 31, 2002 (the "Annual Report"), at a meeting held on February 19, 2003, the Audit Committee considered and discussed the audited financial statements with management and the independent auditors, and discussed the audit of such financial statements with the independent accountants.

The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement On Auditing Standards No. 61 (Communications with Audit Committees). The independent accountants provided to the committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of the independent accountants their firm's independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee's Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

The Audit Committee consists of Messrs. Froewiss (Chairman), Callander, Luers, Nogueira and Yun and Dr. Purcell.

Committee on Independent Directors

The Committee on Independent Directors consists of the Noninterested Directors. The Committee met once during the year ended December 31, 2002. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. The Committee met on April 2, 2003 to nominate the nominee for Noninterested Director presented in this proxy statement. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. Stockholders wishing to recommend any Director candidate should submit in writing a brief description of the candidate's business experience and other information relevant to the candidate's qualifications to serve as a Director. In order to be considered at the 2004 annual meeting, submission should be made by April 28, 2004.

Executive Committee

The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors not otherwise delegated, when the full Board of Directors is not in session, except for the declaration of dividends and distributions. Messrs. Bratt and Hale are members of the Executive Committee. The Executive Committee did not meet during the year ended December 31, 2002.

Valuation Committee

The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of certain illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Bratt and Froewiss are currently the members of the Valuation Committee, with Messrs. Hale and Callander as alternates. The Valuation Committee met eight times during the year ended December 31, 2002.

Executive Officers

In addition to Mr. Bratt, a Director who is also an Executive Officer of the Fund, the following persons are Executive Officers of the Fund:

                                            Present Office with the Fund;                        Year First Became
Name (Age)                               Principal Occupation or Employment^1                       an Officer^2
--------------------------------------------------------------------------------------------------------------------
Kate Sullivan D'Eramo (46)    Assistant Treasurer; Director of Deutsche Asset Management.               2003

Terrence Gray (33)            Vice President; Vice President of Deutsche Asset Management.              2002

Judith A. Hannaway (49)       Vice President; Managing Director of Deutsche Asset Management.           1997

John Millette (40)            Vice President and Secretary; Director of Deutsche Asset Management.      1999

Caroline Pearson (41)         Assistant Secretary; Managing Director of Deutsche Asset Management.      1998

Charles A. Rizzo (46)         Treasurer and Chief Financial Officer; Director of                        2002
                              Deutsche Asset Management since 2000; prior thereto,
                              Vice President and Department Head, BT Alex. Brown
                              Incorporated (now Deutsche Bank Securities Inc.)
                              (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                              (now PricewaterhouseCoopers LLP) (1993-1998).

Bruce A. Rosenblum (42)       Vice President and Assistant Secretary; Director of                       2002
                              Deutsche Asset Management since 2002; prior thereto,
                              Vice President of Deutsche Asset Management 2000-2002;
                              and partner with the law firm of Freedman, Levy, Kroll &
                              Simonds.

Salvatore Schiavone (37)      Assistant Treasurer; Director of Deutsche Asset Management.               2003


Lucinda H. Stebbins (57)      Assistant Treasurer; Director of Deutsche Asset Management.               2003
--------------------------------------------------------------------------------------------------------------------

^1 Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Bratt, Gray, Rizzo and Schiavone and Mses. D'Eramo and Hannaway own securities of Deutsche Bank A.G.

^2 The President, Treasurer and Secretary each holds office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

The aggregate direct remuneration incurred by the Fund for payment to Noninterested Directors was $75,428, including expenses, for the year ended December 31, 2002. Each such Noninterested Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Effective January 1, 2003, the Lead Director of the Noninterested Directors (currently Mr. Callander) and the Chairman of the Audit Committee (currently Mr. Froewiss) each receives an additional $2,500 annual fee for serving in that capacity. Each Noninterested Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). DeIM supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of DeIM and participate in the fees paid to that firm (see "Investment Manager," page 22), although the Fund makes no direct payments to them.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund and DeIM, plus compensation received from all funds managed by DeIM for which a Director serves on the Board. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

Compensation Table for the year ended December 31, 2002
-----------------------------------------------------------------------------------------------------------------
            (1)                   (2)                (3)                 (4)                  (5)

                                                                                        Aggregate Compensation
                                                                                        as a Director/Trustee
                                                                                        of the Fund and Other
                                            Pension or                                  Scudder Funds
                             Aggregate      Retirement Benefits   Estimated Annual
Name of Person,              Compensation   Accrued as Part of    Benefits Upon         Paid by     Paid by
Position                     from the Fund  Fund Expenses         Retirement            Funds       DeIM
-----------------------------------------------------------------------------------------------------------------
Robert J. Callander,         $12,250        N/A                   N/A               $46,750     $9,000*
Director                                                                            (4 funds)

Kenneth C. Froewiss,                                                                $46,750
Director                     $12,250        N/A                   N/A               (4 funds)   $9,000*

William H. Luers,                                                                   $42,250
Director                     $11,500        N/A                   N/A               (4 funds)   $9,000*

Ronald A. da Frota Nogueira,                                                        $52,750
Director                     $12,250        N/A                   N/A               (4 funds)   $9,000*

Susan Kaufman Purcell,                                                              $46,750
Director                     $12,250        N/A                   N/A               (4 funds)   $9,000*

Kesop Yun,                                                                          $46,750
Director                     $12,250        N/A                   N/A               (4 funds)   $6,000*
------------------------------------------------------------------------------------------------------------

* DeIM paid the fees of the Noninterested Directors for attendance at meetings to discuss and approve a new Investment Management Agreement between the Fund and DeIM.

Required Vote

Election of each of the listed nominees for Director requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

PROPOSAL II: STOCKHOLDER PROPOSAL

The Fund has been notified that a stockholder intends to present the proposal set forth below for consideration at the Meeting. The Fund will promptly provide information as to the name and address of the stockholder and the number of Fund shares that such stockholder holds upon receipt of a request for such information.

RESOLVED: The shareholders of Scudder New Asia Fund, Inc. ("Fund") ask that the Board of Directors act to adopt interval-fund status for the Fund, under which the Fund will make repurchase offers at three-month intervals for not less than 10% of the Fund's shares outstanding at not less than 98% of net asset value
(NAV), and to effect the first such repurchase offer no later than December 31, 2003.

The stockholder has provided the following statement in support of this proposal.

SUPPORTING STATEMENT: Shares of our Fund have persistently traded at a large discount from net asset value (NAV). As of April 11, 2003, the discount was 17 percent, representing more than $13 million in value unavailable to shareholders.

Adopting an interval fund structure, in which the Fund conducts periodic repurchase offers at a price at or near NAV, will in my opinion substantially reduce the discount. This approach was successfully implemented by The Asia Tigers Fund, which in 2002 began quarterly tender offers for 10% of shares at 98% of NAV. Shareholders of The Asia Tigers Fund saw the discount fall from 19% on January 1, 2002 to 11% one month later after the interval fund proposal was announced. The discount stood at 8.8% as of April 11, 2003.

This proposal asks that the directors of our Fund approve and promptly submit a similar interval fund proposal to shareholders. What has worked for The Asia Tigers Fund and other funds will, in my opinion, also work for our Fund to reduce the discount and substantially increase shareholder value.


Management's Response

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL FOR THE FOLLOWING REASONS:

Your Board of Directors opposes this proposal, because the Board believes that an interval fund structure would, on balance, harm the Fund and its shareholders.

If the Fund became an interval fund, it would periodically make tender offers to buy a portion of its own shares. In the Board's view, this would be likely over time to:

o  Harm investment performance

o  Increase the Fund's expense ratio by reducing the size of the Fund

o Threaten the Fund's continued listing on the New York Stock Exchange, and therefore the liquidity of its shares

o  Jeopardize the Fund's viability and continued existence, and

o Have no lasting effect on the discount at which Fund shares may trade relative to net asset value.

The Board believes any short-term benefits from an interval fund structure to those stockholders who choose to sell their shares are far outweighed by long-term negative effects on stockholders who remain invested in the Fund.

The Board reached its conclusion after careful review of the Fund's objective and circumstances. The Fund is a closed-end fund -- a fund that does not redeem its own shares. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of Asian companies -- many of them smaller companies.

The Fund is designed for long-term investors who are interested in pursuing investment opportunities in the evolving markets of Asia. The Fund's Board of Directors believes that such investors are primarily concerned with the long-term investment performance of the Fund, as measured by the total return (dividends plus capital gains) on their investment. A stockholder's return from an investment in the Fund would be adversely affected by the presence of a discount in the Fund's market price relative to its net asset value only to the extent that the discount happens to be greater at the time of sale than at the time of purchase. The Fund's Board of Directors will continue to explore ways to reduce the discount consistent with the Fund's principal investment strategies. But any specific proposal to achieve a reduction in the discount must be evaluated in terms of its overall impact on the Fund's investment performance, and judged by this criterion, the Fund's Board of Directors finds the current proposal not to be in the best interest of the Fund's stockholders.

Impairment of investment performance. If the Fund were to become an interval fund as the proposal suggests, four times a year the Fund would need to liquidate at least 10% of its net assets to repurchase its shares. To prepare for that possibility, the Fund would need to invest relatively more of its assets in short-term investments and in more liquid securities, and could be obliged to sell portfolio holdings at inopportune times. Furthermore, at least 90% of the costs of liquidating Fund assets to make periodic repurchases would be borne by stockholders remaining in the Fund.

As a closed-end fund, the Fund's assets can be more fully invested in longer-term holdings and in smaller and less liquid stocks. At June 30, 2003, the Investment Manager estimates that about 15% of the Fund's assets were invested in small-cap stocks (those in the fourth quartile in market capitalization in a particular market) and 10% were invested in mid-cap stocks (those in the third quartile in market capitalization). The Fund's Investment Manager believes that well-researched securities of smaller and less liquid companies offer superior potential for long-term capital appreciation.

The Investment Manager believes the Fund's investment performance is likely to be harmed if the Fund does not continue to invest in smaller and less liquid securities. The Investment Manager also believes that to raise funds for periodic self-tenders by significant sales of portfolio securities could result in abrupt and erratic movements in the prices for those securities, to the detriment of the Fund. In the Investment Manager's view, this is likely to be true not only as to sales of portfolio securities that are smaller and less liquid securities, but also, given the nature of the emerging markets in which the Fund invests, as to sales of many of the Fund's more liquid holdings.

The Investment Manager believes the Fund's closed-end structure has contributed to the Fund's strong performance in recent years relative to the Fund's benchmark (the Morgan Stanley Capital International (MSCI) All Country Asia Free Index) as well as to a blended benchmark made up of 75% of the MSCI All Country Asia Free ex Japan Index and 25% of the MSCI Japan Index, as shown in the following table.

Comparative U.S. Dollar Performance (%), measured by total return during the period, as of June 30, 2003^1

                       3 Months           1 Year            3 Years           5 Years          10 Years
-------------------------------------------------------------------------------------------------------------
Scudder New Asia         25.00             1.09              -8.48             5.67              -0.40
Fund (Market)

Scudder New Asia         21.67             -2.18            -13.49             5.69              1.54
Fund (Net Asset
Value)

Benchmark (NAV)          13.71            -11.92            -18.13             n/a                n/a

Blended Benchmark (NAV)  16.26             -8.44            -14.18             1.43              -3.14
-------------------------------------------------------------------------------------------------------------

The Fund's stockholders have decided to buy shares of a closed-end fund -- a structure that permits the Fund to emphasize less liquid investments without having periodically to build up and pay out cash reserves. The Board of Directors believes that stockholders have chosen to purchase Fund shares with an understanding of the nature of the Fund and the long-term nature of its investment strategy and underlying assets.

Increase in expense ratio. If the Fund became an interval fund, the resulting periodic tender offers for its own shares would shrink the Fund -- but expenses would not go down in proportion. Indeed, the Fund would incur substantial additional expenses associated with periodic self-tenders. The Investment Manager estimates those expenses at approximately $350,000 (or 37 basis points relative to the Fund's June 30, 2003 net asset value) in the first year and approximately $250,000 (or 26 basis points relative to June 30, 2003 net asset value) in each subsequent year following conversion to an interval fund, assuming the proposed four repurchase offers a year. The likely result of these self-tender expenses and of the fact that Fund expenses would not decrease in proportion to the shrinking of the Fund would be a large increase in the Fund's expense ratio. For the twelve months ended December 31, 2002, the Fund's expense ratio was 1.99%, based on average weekly net assets of $94 million. The Investment Manager estimates that the expense ratio would rise to 3.00%, 4.04% and 5.24% if the Fund made four self-tenders a year and if its net assets shrank to $50 million, $30 million and $20 million, respectively. That would represent 51%, 103% and 163% increases respectively in the expense ratio -- to the substantial detriment of Fund shareholders.

Risk to the Fund's continued NYSE listing and to the Fund's viability and ongoing existence. The periodic self-tenders that are at the heart of interval fund status tend to lead to a decrease in asset size. If this were to continue over time, the Fund could end up being delisted from the New York Stock Exchange, which would adversely affect the liquidity of the Fund's shares. The Fund's market capitalization on June 30, 2003 was approximately $82 million. A NYSE-listed fund will be advised by the NYSE of its delisting standards if the average market capitalization falls below $25 million and will be subject to immediate suspension and delisting procedures from the NYSE if the average market capitalization over 30 consecutive trading days is below $15 million.

^1 Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Past results are not necessarily indicative of future performance of the Fund.

Adoption of interval fund status could cause the Fund to become no longer viable -- as has happened to several other closed-end funds that have shrunk through other large repurchases of their own shares. That could be the result of an increased expense ratio, delisting from the NYSE, or both. In that event, the Board of Directors might well conclude that the Fund would need to be liquidated.

In this sense, the Board believes that to adopt interval fund status would be to move towards the eventual liquidation of the Fund -- not immediately, but as a result of what amounts to a "Death of Many Slices."

No lasting effect on the discount. Conversion to an interval fund has not been proven to reduce on a long-term basis the discount from net asset value at which shares of a closed-end fund can trade. The stockholder making this proposal cites The Asia Tigers Fund as an example of how interval fund status can reduce the discount, and notes that the discount of that fund was 8.8% at April 11, 2003. But by April 30 -- less than a month later --- the discount had risen to 14.4%. It is far from clear that the adoption of interval fund structure has had a lasting impact on that fund's discount. Moreover, as the assets of The Asia Tigers Fund shrank and the fund incurred the expense of self-tenders, its expense ratio increased by more than 16% between the year ended October 31, 2002, and the six months ended April 30, 2003.

Conclusion. The Board of Directors believes that interval fund status is not in the best interest of the Fund's stockholders because it could tend to harm investment performance, increase the Fund's expense ratio, and jeopardize the Fund's continued viability and existence and would not have any lasting effect on the Fund's discount to net asset value. Accordingly, your Fund's Board of Directors unanimously recommends that you vote AGAINST this proposal. Your proxy will be so voted unless you specify otherwise.

Required Vote

Approval of the stockholder proposal, if properly presented to the Meeting, requires the affirmative vote of the holders of a majority of the votes cast at the Meeting. Approval of the proposal, if properly presented to the Meeting, does not mean that the Fund will become an interval fund. Rather, it means that the Fund's Board of Directors will reevaluate the proposal and consider what, if any, further actions would be in the best interests of stockholders.

If the stockholder or a qualified representative of the stockholder fails to appear and present this proposal, without good cause, the Board of Directors may exclude this proposal from consideration at the Meeting.

Investment Manager


Under the supervision of the Board of Directors of the Fund, Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager"), with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Investment Manager, the predecessor of which is Scudder, Stevens & Clark, Inc. ("Scudder"), is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Investment Manager changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Investment Manager was acquired by Deutsche Bank AG.

DeIM is a Delaware corporation. The directors and executive officers of DeIM are set forth in the table below:

Name                                                   Position with DeIM
-------------------------------------------------------------------------------------------------------------
William N. Shiebler^1                                  Director, President and Chief Executive Officer

Deborah A. Flickinger^1                                Director and Chief Operating Officer

Jeffrey S. Wallace^1                                   Director and Chief Financial Officer and Treasurer

William G. Butterly, III^2                             Secretary, General Counsel & Chief Legal Officer
-------------------------------------------------------------------------------------------------------------

^1  280 Park Avenue, New York, NY

^2  345 Park Avenue, New York, NY

The Subadvisor

On April 3, 2002, the Directors of the Fund approved a Research and Advisory Agreement between DeIM and Deutsche Asset Management (Asia) Limited ("DeAMAL"), a wholly owned subsidiary of Deutsche Bank, which serves as subadvisor to the Fund. The address of DeAMAL and the principal business address of each director and principal executive officer of DeAMAL, as it relates to his or her duties at DeAMAL, is 20 Raffles Place, #27-01 Ocean Towers, Singapore, Singapore 048620. No Directors or officers of the Fund, except for Terrence Gray who is a Vice President of the Fund and employee of DeAMAL, are employees, officers, directors or shareholders of DeAMAL. DeAMAL is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended, and began serving as subadvisor to the Fund on April 8, 2002. DeAMAL renders investment advisory and management services with regards to that portion of the Fund's portfolio allocated to DeAMAL by DeIM.

The principal occupations of each director and principal executive officer of DeAMAL are set forth in the table below:

Name                                                   Position with DeAMAL
-------------------------------------------------------------------------------------------------------------
James C. W. Goulding                                   Chairman of the Board

Peng-Wah Choy                                          Chief Executive Officer and Director

Chiong-Tuck Phoon                                      Chief Investment Officer and Director

Peter N. S. Hanbury                                    Director

Jennifer Davies                                        Director

Brian Scullin                                          Non-Executive Director

Diane Seymour-Williams                                 Non-Executive Director

Annie Low                                              Company Secretary
-------------------------------------------------------------------------------------------------------------


Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of DeIM. The Fund has retained Georgeson Shareholder Communications Inc. ("Georgeson"), 17 State Street, New York, New York 10004, to assist in the proxy solicitation. The cost of its services is estimated at $25,000 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described on the attachment to the proxy card. The fund believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with this proxy statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-877-668-1642. Any proxy given by a stockholder is revocable until voted at a meeting.

In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 1, 2003, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2004 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, New York, New York 10154, by April 28, 2004. The timely submission of a proposal does not guarantee its inclusion.

For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days' notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2004 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund within the time frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,


/s/John Millette

John Millette
Secretary


345 Park Avenue
New York, New York 10154


August 26, 2003

                                   APPENDIX A
                            SCUDDER CLOSED-END FUNDS

                             AUDIT COMMITTEE CHARTER
                              ADOPTED JULY 9, 2003

This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of the Scudder Closed-End Funds (the "Funds"). The Board of Directors of the Funds (the "Board") established the Committee to provide oversight with respect to the Funds' accounting and financial reporting policies and practices.

(1) Organization. The Committee shall be composed of three or more members of the Board who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Funds, who do not receive consulting, advisory or other compensatory fees from the Funds or from the Funds' investment adviser or its affiliates, except fees from the Funds for services as a Director, and who satisfy any independence or expertise requirements of the exchange(s) on which the Funds' shares are traded.

(2) Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

(3)     Committee Purposes. The purposes of the Committee are as follows:

        (a) To oversee the Funds' accounting and financial reporting policies and practices, the Funds' internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

        (b) To oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof;

        (c) To exercise direct responsibility for the appointment, compensation, and oversight of the work performed by the Funds' independent auditors for the purpose of preparing or issuing an audit report or related work; and

        (d) To act as a liaison between the Funds' independent auditors and the Board.

The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor's responsibility to plan and carry out a proper audit.

(4) Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

        (a) To approve the selection, retention, compensation and termination of the Fund's independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Funds;

                (b) To consider whether the provision of non-audit services rendered by the independent auditors to the Funds and the Funds' investment adviser and its affiliates, or any other circumstances which may arise, impair the independence of the independent auditors;

                (c) To meet with the Funds' independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Funds' annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s);
                        (iii) to consider the auditors' comments with respect to the Funds' financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management's responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board and Fund shareholders; and (v) to review any other reports, representations or communications from the auditors regarding matters within the Committee's scope of responsibilities under this Charter;

                (d) To meet regularly with the Funds' chief financial and accounting officers, the Funds' Treasurer and the Funds' investment adviser's internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Funds;

                (e) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Funds' financial policies and procedures, internal accounting controls or disclosure controls and procedures;

                (f) To establish procedures for the receipt, retention and treatment of complaints that the Funds receive regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Funds, including without limitation questionable accounting or auditing matters;

                (g) To establish procedures for the prospective approval of the engagement of the independent auditors to provide:
                        (i) audit or permissible non-audit services to the Funds, and (ii) non-audit services to the Funds' investment advisers (or any entity controlling, controlled by or under common control with a Fund investment adviser that provides ongoing services to the Funds) that relate directly to the Funds' operations and financial reporting;

                (h) To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Funds' investment advisers (and their affiliates); and

                (i) To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(5) Role of Independent Auditors. The Fund's independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

(6) Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Funds' expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

(7) Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

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

Instructions for Voting Your Proxy

The Scudder New Asia Fund, Inc. is now offering shareholders of record three alternative ways of voting their proxies:

/   /   By Telephone (using a touch-tone telephone)

/   /   Through the Internet (using a browser)

/   /   By Mail (traditional method)

Your telephone or Internet vote authorizes the named Proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

----------------
TELEPHONE VOTING        Available only until 5:00 p.m. EST September 30, 2003.
----------------

o On a touch-tone telephone, call TOLL FREE 1-800-732-6583, 24 hours a day, 7 days a week

o       You will be asked to enter ONLY the Control Number shown below

o       Have your proxy card ready, then follow the prerecorded instructions

o       Your vote will be confirmed and cast as you directed

---------------
INTERNET VOTING         Available only until 5:00 p.m. EST September 30, 2003.
---------------

o       Visit the Internet voting Website at http://proxy.georgeson.com

o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen

o       You will incur only your usual Internet charges

--------------
VOTING BY MAIL
--------------

o Simply sign and date your proxy card and return it in the postage-paid envelope


        --------------                          --------------
        COMPANY NUMBER                          CONTROL NUMBER
        --------------                          --------------


                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

--------------------------------------------------------------------------------


                                      PROXY

                           SCUDDER NEW ASIA FUND, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Stockholders - October 1, 2003

The undersigned hereby appoints Bruce Rosenblum, John Millette and Caroline Pearson, each with the power of substitution, as proxies for the undersigned, to vote all shares of Scudder New Asia Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 1, 2003 at 1:00 p.m., Eastern time, and at any adjournments or postponements thereof.

The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Annual meeting.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the undersigned's vote will be cast FOR Proposal 1 and AGAINST Proposal 2.

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

--------------------------------------------------------------------------------


THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 1 AND AGAINST PROPOSAL 2.

Please mark boxes in blue or black ink.

(1) To elect two Directors of the Fund to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified.

Nominees Class III: Nicholas Bratt and Robert J. Callander

            FOR all nominees                  WITHHELD from all
            listed above except as  /___/     nominees listed above  /___/
            noted below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below)


--------------------------------------------------------------------------------

(2) To vote on a stockholder's proposal to ask that the Board of Directors act to adopt interval status for the Fund.

FOR         AGAINST         ABSTAIN

/___/        /___/          /___/

The proxies are authorized to vote in their discretion on any other business which may properly come before the Annual Meeting and any adjournments or postponements thereof.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.



------------------------------------------------------
(Signature of Stockholder)



------------------------------------------------------
(Signature of joint owner, if any)



------------------------------------------------------
(Title or Authority)

Dated: _______________________, 2003
(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.)